UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2018

KBS STRATEGIC OPPORTUNITY REIT II, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55424	46-2822978
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Renewal of Advisory Agreement
On October 10, 2018, KBS Strategic Opportunity REIT II, Inc. (the “Company”) renewed its advisory agreement with KBS Capital Advisors LLC (the “Advisor”). The renewed advisory agreement is effective as of August 12, 2018 through August 12, 2019. The terms of the renewed advisory agreement are consistent with those of the advisory agreement that was previously in effect, except that in the renewed advisory agreement, the Company may terminate the renewed advisory agreement without cause or penalty upon providing 30 days’ written notice and the Advisor may terminate the renewed advisory agreement without cause or penalty upon providing 90 days’ written notice.
ITEM 8.01 OTHER EVENTS
Cash Distribution Declared
On October 10, 2018, the Company’s board of directors declared cash distributions on the outstanding shares of all classes of its common stock based on daily record dates for the period from November 1, 2018 through November 30, 2018, which the Company expects to pay in December 2018. Investors may choose to receive cash distributions or purchase additional shares through the Company’s dividend reinvestment plan. Distributions for this period will be calculated based on stockholders of record each day during these periods at a rate of $0.00052548 per share per day.
Stock Dividend Declared
Also on October 10, 2018, the Company’s board of directors authorized a stock dividend for the month of November 2018 in the amount of 0.001667 shares of common stock on each outstanding share of common stock, issuable to all common stockholders of record as of the close of business on November 30, 2018. Stock dividends are issued in the same class of shares as the shares for which such stockholder received the stock dividend. The Company expects to issue this stock dividend in December 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS STRATEGIC OPPORTUNITY REIT II, INC.

Dated: October 10, 2018	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary